UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2025
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by Nauticus Robitics Inc.(the "Company") on August 8, 2025 (the "Original Form 8-K") for the sole purpose of correcting certain Inline XBRL tagging errors related to the date of teh Cover Page inline XBRL tagging, and to add a reference to Exhibit 104 to the table of exhibits in Item 9.01..

No other information in the Original Form 8-K is amended or supplemented by this filing. This Amendment should be read together with the Original Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 5.03 of this Current Report on Form 8-K (this “Report”) related to the issuance of the Series B Preferred Stock (as defined below) is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information in Item 5.03 of this Report related to the issuance of the Series B Preferred Stock is incorporated by reference herein.

The preferred offering described herein were undertaken in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Report nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 related to the Series B Certificate of Designation (as defined below) and Exhibit 3.1 is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on August 6, 2025, Nauticus Robotics, Inc., a Delaware corporation (the “Company”) entered into the Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and a certain institutional investor (“Investor”), pursuant to which the Company agrees to issue and sell in a private offering to Investor shares of Series B Convertible Preferred Stock of the Company, $0.0001 par value (the “Series B Preferred Stock”), at a price per share of $980 (the “Preferred Offering”), in one or more closings, for an aggregate purchase price of $2,940,000 at the initial closing thereunder. The Preferred Offering also relates to the offering of the shares of the Company’s common stock (the “Common Stock”) issuable upon the conversion of or otherwise pursuant to the terms of the Series B Preferred Stock).

On August 7, 2025, the Company filed with the Secretary of State of the State of Delaware the Certificate of Designations of Rights and Preferences of the Series B Convertible Preferred Stock of the Company attached hereto as Exhibit 3.1 (the “Series B Certificate of Designation”) and designated 50,000 shares of Series B Preferred Stock. On August 8, 2025, the Company and Investor closed on the initial closing transactions contemplated by the Purchase Agreement, and the Company issued 3,000 shares of Series B Preferred Stock to such investor.

Under the terms of the Series B Certificate of Designation, each share of Series B Preferred Stock has a stated value of $1,000 per share and, when issued, the Series B Preferred Stock will be fully paid and non-assessable. The holders of Series B Preferred Stock will be entitled to a 10% per annum dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock of the Company, when and if actually paid. The holders of the Series B Preferred Stock shall have no voting power and no right to vote on any matter at any time, either as a separate series or class or together with any other series or class of share of capital stock, and shall not be entitled to call a meeting of such holders for any purpose nor shall they be entitled to participate in any meeting of the holders of Common Stock, except as provided in the Series B Certificate of Designation (or as otherwise required by applicable law).

The Series B Preferred Stock holders may convert all, or any part, of the outstanding Series B Preferred Stock, at any time at such holder’s option, into shares of the common stock at the fixed “Conversion Price” of $0.9181, which is subject to proportional and other adjustments as set forth in the Series B Certificate of Designation, or a holder may elect to convert the Series B Preferred Stock held by such holder at the “Alternate Conversion Price” (as defined in the Series B Certificate of Designation) at holder’s election or upon the occurrence and continuance of certain triggering events. The Company has the right to redeem in cash all, but not less than all, the shares of Series B Preferred Stock then outstanding at a 25% redemption premium to the greater of (i) the Conversion Amount (as defined in the Series B Certificate of Designation) (as defined in the Series B Certificate of Designation) being redeemed, and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed, multiplied by (2) the equity value of the Common Stock underlying the Series B Preferred Stock.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Series B Certificate of Designation, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1
Certificate of Designations of Rights and Preferences of Series B Convertible Preferred Stock of Nauticus Robotics, Inc. . (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on August 7, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel